AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VL-R
                                AG LEGACY PLUS
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 SUPPLEMENT DATED JULY 13, 2012 TO PROSPECTUS
                      DATED MAY 3, 2004, AS SUPPLEMENTED


     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the Oppenheimer High Income Fund/VA (the "Acquired Fund") into the Oppenheimer Global Strategic Income Fund/VA (the "Acquiring Fund"), both of which are a series of Oppenheimer Variable Account Funds (the "Trust") (such combination referred to hereinafter as the "Reorganization").

     The Company received notification that the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization pursuant to which the Acquiring Fund will acquire substantially all of the assets and assume certain liabilities of the Acquired Fund in exchange for newly-issued shares of the Acquiring Fund and the Acquired Fund will liquidate and cease operations.

     The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held on or about September 14, 2012. The Reorganization, if approved by the shareholders of the Acquired Fund, is expected to be consummated on or about October 26, 2012 (the
"Closing Date").   If you had account values invested in the Acquired Fund as of May 25, 2012 (the record date for the shareholders? meeting), proxy materials for the shareholders? meeting will be mailed to you so that you can vote your interests.

     On the Closing Date, the Acquiring Fund will become available as an investment option under the Policies. After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation values in the subaccount supported by the Acquired Fund will be automatically transferred into the Acquiring Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Acquired Fund investment option to any of the other variable investment options available under your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Fund's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.